UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 30, 2006
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement
          Following the successful completion of a consent solicitation with respect to its $30,000,000 7.00% Senior Notes due 2012, its $40,000,000 7.10% Senior Notes due 2017 and its $30,000,000 7.15% Senior Notes due 2022 (the “Fixed Rate Notes”) and its $100,000,000 7.65% Senior Notes due 2016 (the “2016 Notes” and, together with the Fixed Rate Notes, the “Securities”), Doral Financial Corporation (the “Company”) entered into a third supplemental indentures dated as of January 30, 2006 and a fourth supplemental indenture dated as of February 3, 2006, by and between the Company and U.S. Bank National Association (each a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”).
          The Supplemental Indenture with respect to the Fixed Rate Notes provides that (i) failure by the Company to comply with certain reporting covenants (the “Reporting Covenants”) during the period beginning on January 27, 2005 and ending at 5:30 p.m., New York City time, on the day that is 90 days after January 27, 2006 (the “Fixed Rate Notes Expiration Date”) will not constitute a default with respect to the Fixed Rate Notes; and (ii) failure by the Company to file its annual report on Form 10-K for the year ended December 31, 2005 with the trustee until 5:30 p.m., New York City time, on the day that is 120 days after the Fixed Rate Notes Expiration Date, will not constitute a default with respect to the Fixed Rate Notes.
          The Supplemental Indenture with respect to the 2016 Notes provides that (i) failure by the Company to comply with the Reporting Covenants during the period beginning on February 2, 2005 and ending at 5:30 p.m., New York City time, on the day that is 90 days after February 2, 2006 (the “2016 Notes Expiration Date”) will not constitute a default with respect to the 2016 Notes; and (ii) failure by the Company to file its annual report on Form 10-K for the year ended December 31, 2005 with the trustee until 5:30 p.m., New York City time, on the day that is 120 days after the 2016 Notes Expiration Date, will not constitute a default with respect to the 2016 Notes.
          As part of the consent solicitation, the holders of the Securities also waived all defaults and Events of Default (as defined in the indenture relating to the Securities) that shall have occurred prior to the effectiveness of the Supplemental Indentures relating to the Company’s compliance with the Reporting Covenants.
Item 7.01 Regulation FD Disclosure
          On February 2, 2006, the Board of Directors of the Company declared a quarterly cash dividend on the Company’s common stock, in the amount of $0.08 per share, payable on March 10, 2006 to holders of record as of the close of business on February 17, 2006.
Item 9.01 Financial Statements and Exhibits
          (c) Exhibits
          The following exhibits shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.
          99.1 Press release dated February 3, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: February 3, 2006	By:	/s/ Lidio Soriano
Name: Lidio Soriano
Title: Senior Vice President and
Chief Financial Officer

3